UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 28, 1997



                           FARM FAMILY HOLDINGS, INC.

  A Delaware Corporation   Commission File No. 1-11941   IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events


On October 28, 1997, Farm Family Holdings, Inc. issued a press release announcing the company's operating results for the three months and the nine months ended September 30, 1997.


Item 7.  Financial Statements and Exhibits


The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99 - Press Release


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FARM FAMILY HOLDINGS, INC.
                                                  (Registrant)




October 28, 1997                      /s/ Philip P. Weber
----------------                     -----------------------------------------
    (Date)                                      Philip P. Weber
                                               President and CEO

Exhibit 99


                                                                    News Release





FOR IMMEDIATE RELEASE               CONTACT: Timothy A. Walsh
                                             Executive Vice President - Finance
                                             & Treasurer
                                             (518) 431-5410

Farm Family Holdings Reports Continued Premium Growth and Increase in Operating Earnings

Glenmont, New York - October 28, 1997 - - Farm Family Holdings, Inc. (NYSE: FFH) today announced that operating earnings for the third quarter ended September 30, 1997 increased 12.1% to $3,955,000 from $3,528,000 for the same period in 1996. On a per share basis, operating earnings for the third quarter of 1997 were $0.74 compared to $0.76 for the same period in 1996. The reduction in operating earnings on a per share basis was the result of the additional shares outstanding from the Company's initial public offering on July 26, 1996.

Operating earnings for the nine months ended September 30, 1997 increased to $10,681,000 from $6,834,000 for the same period in 1996. On a per share basis, operating earnings for the nine months ended September 30, 1997 were $2.01 compared to $1.92 for the same period in 1996. Operating earnings exclude the impact of realized investment gains (losses), extraordinary items, and the related taxes thereon.

The increase in operating earnings for the third quarter and first nine months of 1997 was primarily attributable to increased premium revenue and net investment income, reductions in weather-related losses, and the results of the Company's continued expense management program.

Philip P. Weber, President & CEO of Farm Family Holdings said, "We continue to increase our penetration into the northeastern agribusiness and rural and suburban markets which we serve. Our focus and commitment to this market has enabled us to increase direct writings of all of our primary products during 1997. Additionally, our expense management initiatives have favorably impacted our operating results. We remain focused on executing our strategy of profitable growth and creating value for our shareholders."

Premiums

Premium revenue increased 16.5% to $38,457,000 for the third quarter of 1997 compared to $33,015,000 for the same period in 1996. For the nine months ended September 30, 1997, premium revenue increased 12.7% to $109,191,000 compared to $96,881,000 for the same period

                                   ***More***
in 1996. The increase in premium revenue for the nine months ended September 30, 1997 was primarily attributable to an increase of $12,455,000 in premium revenue from our direct writings and a $3,554,000 increase in revenue from the Company's voluntary assumed reinsurance business. These increases were partially offset by an increase in premiums ceded to reinsurers. From a product perspective, the growth in premium revenue from our direct writings was derived primarily from the Company's personal and commercial automobile, Special Farm Package, businessowners, workers' compensation, and homeowners products. Geographically, the increase in premium revenue from direct writings came primarily from New Jersey, as well as, New York, Massachusetts, Connecticut, Delaware, Rhode Island, and West Virginia.

Net written premiums increased 25.3% to $41,823,000 for the third quarter of 1997 compared to $33,383,000 for the same period in 1996. For the nine months ended September 30, 1997, net written premiums increased 18.8% to $121,505,000 compared to $102,281,000 for the same period in 1996. The increase in net written premiums for the nine months ended September 30, 1997 was primarily attributable to an increase of $16,114,000 in direct writings and a $7,033,000 increase in the Company's voluntary assumed reinsurance business. These increases were partially offset by an increase in premiums ceded to reinsurers directly tied to the increase in the Company's writings. Direct writings for the first nine months of 1997 increased primarily as a result of an increase in writings of all of the Company's primary products and to a lesser extent as a result of assigned risk automobile business in New Jersey and the Company's re-entry into the Massachusetts workers' compensation market. Geographically, direct writings in New Jersey accounted for $7,821,000 of the increase in direct writings during the first three quarters of 1997.

Mr. Weber said, "Our growth in premium has come primarily from New Jersey. However, direct writings in New York, Massachusetts, Connecticut, Delaware, Rhode Island, and West Virginia for the first nine months of 1997 have increased significantly compared to the same period in 1996. In addition, the expansion of our distribution system has enabled us to increase policy count in each state within our ten state region."

Combined Ratio

Farm Family Casualty Insurance Company's statutory combined ratio was 95.4% for the third quarter of 1997 compared to 96.9% for the same period in 1996. The statutory combined ratio for the nine months ended September 30, 1997 was 96.1% compared to 101.5% for the same period in 1996. Loss and loss adjustment expenses were 70.0% of premium revenue for the nine months ended September 30, 1997 compared to 74.2% for the same period in 1996. The reduction in the loss and loss adjustment expense ratio was primarily attributable to fewer weather-related losses incurred during the first quarter of 1997 as compared to the same period in 1996.

Investment Income

Net investment income for the third quarter of 1997 was $4,603,000 compared to $4,132,000 for the same period in 1996. For the nine months ended September 30, 1997, net investment income was $13,529,000 compared to $11,635,000 for the same period in 1996.


                                   ***More***

Net Income

Net income for the third quarter of 1997 increased to $4,077,000 compared to $3,336,000 for the same period in 1996. On a per share basis, net income for the third quarter of 1997 was $0.77 compared to $0.72 for the same period in 1996.

Net income for the nine months ended September 30, 1997 increased to $14,353,000 compared to $5,275,000 for the same period in 1996. On a per share basis, net income for the nine months ended September 30, 1997 was $2.70 compared to $1.48 for the same period in 1996. Net income for the nine months ended September 30, 1997 included net realized investment gains of $5,649,000 and net income for the nine months ended September 30, 1996 included the impact of abnormally high weather-related losses and a nonrecurring charge of $1,543,000 related to the conversion of Farm Family Casualty from a mutual company to a stockholder owned company.

Mr. Weber said, "We have now completed five consecutive quarters of profitable underwriting results. Although encouraged by our operating results, we continue to evaluate alternatives to further enhance our growth and profitability. We will begin marketing a Country Estate policy which is a version of our Special Farm Package designed to meet the needs of a very specific segment of the farm market where agricultural exposures are present, but agribusiness is not the principal income for the household. As previously reported, we have expanded our voluntary assumed reinsurance business to further diversify our geographic reach and risk exposure. In addition, we have initiated our Odd-Lot Shareowner Program which provides stockholders owning fewer than 100 shares of common stock of the Company with a convenient means of selling their shares in the open market at reduced brokerage fees. Finally, we continue to evaluate the potential exercise of the option to acquire our affiliate, Farm Family Life Insurance Company."

Farm Family Holdings is the parent of Farm Family Casualty Insurance Company, a specialized, regional property and casualty insurer of farms, agricultural related businesses, and residents and businesses of rural and suburban communities.

---------------------------------
Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, the matters discussed in this news release are forward looking statements that are based on management's current knowledge of factors, and are subject to a number of important risks and uncertainties, many of which are outside the Company's control and, accordingly, actual results may differ materially. These risks and uncertainties include, but are not limited to, the factors outlined in the Company's SEC filings, including the 1996 Form 10-K and the Prospectus dated July 22, 1996 and is incorporated herein by reference.




                                   ***More***


                   FARM FAMILY HOLDINGS, INC.
          Condensed Consolidated Statements of Income
             ($ in thousands except per share date)

                                                                        (Unaudited)            (Unaudited)
                                                                        Three Months           Nine Months
                                                                           Ended                  Ended
                                                                        September 30,          September 30,
                                                                       1997       1996        1997       1996
                                                                       ----       ----        ----       ----
Revenues:
   Premiums                                                          $38,457    $33,015    $109,191    $96,881
   Net investment income                                               4,603      4,132      13,529     11,635
   Realized investment gains (losses), net                               188      (102)       5,649       (25)
   Other income                                                          234        219         719        689
                                                                 ----------------------------------------------
         Total Revenues                                               43,482     37,264     129,088    109,180
                                                                 ----------------------------------------------

Losses and Expenses:
   Losses and loss adjustment expenses                                26,701     23,089      76,421     71,842
   Underwriting expenses                                              10,605      9,120      30,803     27,087
   Interest expense                                                       25         33          77        141
   Dividends to policyholders                                             65         43         177        156
                                                                 ----------------------------------------------
         Total Losses and Expenses                                    37,396     32,285     107,478     99,226
                                                                 ----------------------------------------------

Income before federal income tax expense and extraordinary item
                                                                       6,086      4,979      21,610      9,954

Federal income tax expense                                             2,009      1,517       7,257      3,136

                                                                 ----------------------------------------------
Income before extraordinary item                                       4,077      3,462      14,353      6,818

Extraordinary item - demutualization expenses                              -        126           -      1,543

                                                                 ----------------------------------------------
         Net Income                                                   $4,077     $3,336     $14,353     $5,275
                                                                 ----------------------------------------------

Operating Income (1)                                                  $3,955     $3,528     $10,681     $6,834
                                                                 ----------------------------------------------

Per share data:
    Net income per share                                               $0.77      $0.72       $2.70      $1.48
                                                                 ----------------------------------------------

    Net operating income per share (1)                                 $0.74      $0.76       $2.01      $1.92
                                                                 ----------------------------------------------

    Weighted average shares outstanding (2)                        5,317,828  4,641,411   5,317,828  3,553,150
                                                                 ----------------------------------------------


(1) Operating income excludes the impact of realized investment gains (losses), extraordinary items, and the related taxes thereon.

(2) Gives effect to the allocation of 3,000,000 shares to eligible policyholders on July 26, 1996 pursuant to Farm Family Casualty Insurance Company's conversion from a mutual company to a stockholder owned company.

                                   ***More***


                          FARM FAMILY HOLDINGS, INC.
                     Condensed Consolidated Balance Sheets
                                ($ in thousands)

                                                                                   (Unaudited)
                                                                                      09/30/97         12/31/96
                                                                                      --------         --------
Assets:
    Investments                                                                       $270,003         $244,704
    Cash                                                                                 3,747            4,110
    Insurance receivables                                                               43,519           33,406
    Deferred acquisition costs                                                          12,746           10,682
    Accrued investment income                                                            4,778            4,861
    Other assets                                                                        24,487           21,649
                                                                                --------------------------------
         Total Assets                                                                 $359,280         $319,412
                                                                                --------------------------------


Liabilities:
    Reserves for losses and loss adjustment expenses                                   150,297          141,220
    Unearned premium reserve                                                            68,529           55,945
    Debt                                                                                 1,277            1,304
    Other liabilities                                                                   14,722           10,202
                                                                                --------------------------------
         Total Liabilities                                                             234,825          208,671
                                                                                --------------------------------


Stockholders' equity                                                                   124,455          110,741
                                                                                --------------------------------
         Total Liabilities and Stockholders' Equity                                   $359,280         $319,412
                                                                                --------------------------------

Book Value Per Share                                                                    $23.69           $21.08
                                                                                --------------------------------

Book Value Per Share  (excluding SFAS 115 adjustment)                                   $22.53           $19.80
                                                                                --------------------------------

Shares Outstanding                                                                   5,253,813        5,253,813
                                                                                --------------------------------






                                    ***End***